        CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (No. 333-20343) (the "Registration Statement") of our report dated March 31, 2005, relating to the financial statements of First Fortis Life Insurance Company (as of September 6, 2005, known as Union Security Life Insurance Company of New
York), which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
November 7, 2005